Exhibit 10.33

FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT (this “Fourth Amendment”), is made as of May15, 2012, by and between Apex Systems, Inc. (the “Company”) and Theodore S. Hanson (the “Employee”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement (as defined below).

RECITALS

A.
The Company and the Employee entered into an employment agreement, dated January 15, 2008, as amended on December 31, 2008, as further amended on February 12, 2011, and as further amended on May 15, 2012 (the “Employment Agreement”).

B.
Effective May 15, 2012, the Company established “Apex Systems, Inc. Senior Management PTO Plan” (“PTO Plan”). The Employment Agreement is hereby amended to clarify Employee’s participation in the PTO Plan.

AMENDMENT

1.	Section 5. Section 5 of the Employment Agreement is hereby deleted and replaced in its entirety with the PTO Plan, which is incorporated herein by reference.

2.	This Fourth Amendment is hereby incorporated in and forms a part of the Employment Agreement.

3.	Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first written above.
APEX SYSTEMS, INC.

By:     /s/ Buddy Carl Omohundro
Buddy Carol Omohundro
General Counsel

ON ASSIGNMENT, INC.

By:     ______________________________
Peter Dameris
Chief Executive Officer

EMPLOYEE

/s/ Theodore S. Hanson
Theodore S. Hanson